Exhibit 10.29.1

DYNEX CAPITAL, INC.

(a Virginia corporation)

AMENDMENT NO. 1 TO

EQUITY DISTRIBUTION AGREEMENT

September 4, 2018

Ladenburg Thalmann & Co. Inc.

277 Park Avenue, 26th Floor

New York, New York 10172

JonesTrading Institutional Services LLC

757 Third Avenue, 23rd Floor

New York, NY 10017

Ladies and Gentlemen:

This Amendment No. 1, dated September 4, 2018 (the “Amendment”), is to the Equity Distribution Agreement, dated November 21, 2016 (the “Equity Distribution Agreement”), by and among Dynex Capital, Inc., a Virginia corporation (the “Company”), Ladenburg Thalmann & Co. Inc. (“Ladenburg”), and JonesTrading Institutional Services LLC (“JonesTrading”, together with Ladenburg, the “Agents”).

WHEREAS, the Company has sold an aggregate of $33,099,644 of Preferred Stock pursuant to the Equity Distribution Agreement prior to the date hereof under the Company’s registration statement on Form S-3 (333-200859); and

WHEREAS, the Company, Ladenburg and JonesTrading desire to amend the Equity Distribution Agreement to reflect the effectiveness of a new registration statement on Form S-3 of the Company and to increase the Maximum Amount (as defined in the Equity Distribution Agreement) from $50,000,000 to $83,099,644.

NOW THEREFORE, in consideration of the mutual promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment, intending to be legally bound, hereby amend the Equity Distribution Agreement and agree as follows:

1.    Amendments. Commencing as of the date hereof:

(A) all references in the Equity Distribution Agreement to the “Registration Statement” shall refer to the registration statement on Form S-3 (No. 333-222354) filed with the Commission on December 29, 2017;

(B) the “Maximum Amount” shall refer to $83,099,644, which includes an aggregate of $33,099,644 of Preferred Stock the Company has sold pursuant to the Equity Distribution Agreement prior to the date hereof under the Company’s registration statement on Form S-3 (333-200859); and

(C) the following sentence shall be added to the end of Section 1 of the Equity Distribution Agreement:

“Notwithstanding anything to the contrary in this Agreement, in no event shall the Company sell more than 5,700,000 Series A Shares or 4,750,000 Series B Shares pursuant to this Agreement, which includes an aggregate of 1,358,999 Series B Shares sold prior to the date hereof under the Company’s registration statement on Form S-3 (333-200859).”

2.    No Other Amendments; Consent. Except as set forth above, no other amendments to the Equity Distribution Agreement are intended by the parties hereto, are made, or shall be deemed to be made, pursuant to this Amendment, and all provisions of the Equity Distribution Agreement, including all Exhibits thereto, unaffected by this Amendment shall remain in full force and effect.

3.    Capitalized Terms. Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Equity Distribution Agreement.

4.    Execution of Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[Signature Page Follows.]

If the foregoing is in accordance with your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Adviser and the Agents.

Very truly yours,

DYNEX CAPITAL, INC.

By:	/s/ Stephen J. Benedetti

Name:	Stephen J. Benedetti
Title: Executive Vice President, Chief Financial Officer and Chief Operating Officer

CONFIRMED AND ACCEPTED, as of the date first above written:

LADENBURG THALMANN & CO. INC.

By:	/s/ Steve Kaplan

Name:	Steve Kaplan
Title:	Head of Capital Markets

JONESTRADING INSTITUTIONAL SERVICES LLC

By:	/s/ Trent McNair

Name:	Trent McNair
Title:	Chief Financial Officer

[Signature page to Amendment No. 1 to Equity Distribution Agreement]